UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2017

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland		20850
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2017, the Board of Directors (the “Board”) of Choice Hotels International, Inc. (the “Company”) appointed Patrick S. Pacious as the Company’s Chief Executive Officer, effective January 1, 2018. Mr. Pacious, age 51, has served as the Company’s President and Chief Operating Officer since May 2016. Mr. Pacious will also remain as President following his promotion. Mr. Pacious previously served as the Company’s Chief Operating Officer since January 2014, as the Company’s Executive Vice President, Global Strategy & Operations from February 2012 to January 2014, as the Company’s Executive Vice President, Strategy, Distribution & Technology from February 2011 to February 2012, as the Company’s Senior Vice President, Distribution & Technology from October 2010 to February 2011, as the Company’s Senior Vice President, Corporate Strategy & Information Technology from November 2008 to October 2010, and as the Company’s Senior Vice President, Corporate Development and Strategy from December 2007 to November 2008.

In connection with his promotion and effective upon his becoming Chief Executive Officer, the Compensation & Management Development Committee of the Board approved the following adjustments to Mr. Pacious’ compensation: (i) annual base salary will be increased from $750,000 to $925,000, (ii) target incentive opportunity under the Company’s short-term incentive plan will increase from 100% to 150% of his annual base salary, and (iii) target annual equity grant award value under the Company’s long-term incentive program will be increased from 225% to 325% of his annual base salary.

Mr. Pacious will succeed Stephen P. Joyce as Chief Executive Officer, who will step down as Chief Executive Officer, effective December 31, 2017 and will assume the position of Vice Chairman of the Board, effective January 1, 2018.

A copy of the press release regarding this announcement is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1—Press Release issued by Choice Hotels International, Inc., dated July 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2017	/s/ Simone Wu
Simone Wu
Senior Vice President, General Counsel, Corporate Secretary & External Affairs